Exhibit 10.4

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

FIRST AMENDMENT to

LICENSE AGREEMENT by and between

PORTOLA PHARMACEUTICALS, INC.

and

DERMAVANT SCIENCES GMBH

THIS AMENDMENT is made and entered into this July 7, 2017, by and between Portola Pharmaceuticals, Inc. (“Portola”) and Dermavant Sciences GmbH (“Dermavant”) to amend the terms of that LICENSE AGREEMENT entered into between Portola and Dermavant dated December 16, 2016.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties do agree as follows:

Section 10.3(b)(ii) of the LICENSE AGREEMENT (Authorized Disclosures) is hereby deleted in its entirety and replaced with the following language:

(ii) to actual or potential investment bankers, investors, acquirers, or lenders, or their respective representatives; provided that such actual or potential investment bankers, investors, acquirers or lenders, or their respective representatives, are bound prior to disclosure by a confidentiality and non-disclosure agreement for a period of no less than [***].

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date above, by their duly authorized representatives.

Portola Pharmaceuticals, Inc.	Dermavant Sciences GmbH

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

C Confidential